UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    Form 8-K

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                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                         Date of report: August 10, 2004
                        (Date of earliest event reported)

                          MEDVEST HOLDINGS CORPORATION
             (Exact name of Registrant as specified in its charter)

              Ohio                       333-112848              31-1750092
(State or other jurisdiction of   (Commission file number)    (I.R.S. Employer
 incorporation or organization)                              Identification No.)

                              2231 Rutherford Road
                           Carlsbad, California 92008
              (Address of principal executive offices and zip code)

                                 (760) 602-4400
              (Registrant's telephone number, including area code)

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

      Exhibit 99.1 Press Release issued by the Registrant on August 10, 2004.


ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

      On August 10, 2004, MedVest Holdings Corporation issued a press release entitled "MEDEX ANNOUNCES SECOND QUARTER 2004 RESULTS" regarding its financial results for the quarter and six months ended June 26, 2004. A copy of the Company's press release is attached as Exhibit 99.1 to this Form 8-K.

      The information set forth under this "Item 12. Results of Operations and Financial Condition" is intended to be furnished and such information, including the Exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MedVest Holdings Corporation

Date: August 10, 2004

                            /s/ Michael I. Dobrovic
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                            Michael I. Dobrovic
                            Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

99.1 Press Release issued by the Registrant on August 10, 2004, and furnished under this Current Report.